VESSELS	12 Months Ended
Dec. 31, 2014
VESSELS [Abstract]
VESSELS
4.	VESSELS

Vessels, net consist of the carrying value of six vessels, including drydocking and engine overhaul costs.

All Figures in USD ‘000	2014	2013
Vessels	263,705	131,508
Drydocking	1,200	600
Engine Overhaul	1,793	919
Total	266,698	133,027
Less Accumulated Depreciation	11,655	262
Vessels, net	255,043	132,765

In addition to vessels delivered in 2013 and 2014 the Company has paid $15.2 million in deposits on vessels scheduled to be delivered in 2015. Two of the vessels, the NAO Viking and NAO Storm, were delivered on January 26, 2015, and acquired for $35.8 million per vessel. The Company has paid 7.5% of the contract fees for the two vessels to be delivered in the third quarter of 2015, the remaining purchase price will be paid with 2.5% at launching and the remaining 90 % at delivery and acceptance. The expected total acquisition price, based on the exchange rate at December 31, 2014, is approximately $35.2 million per vessel.

Impairment of vessels
For the year ended December 31, 2014 the Company performed impairment tests of the vessels. Impairment tests performed did not result in carrying value for any of the Company’s vessels exceeding future undiscounted cash flows. No impairment indicators were identified in 2013.